                                                                EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of WhistlePig Enterprises, Inc. (the "Company") on Form 10-QSB as filed with the Securities and Exchange Commission (the "Report"), I, Jeanie Clifford, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2008                                                      By: /s/ Jeanie Clifford
                                  Jeanie Clifford
                                  Chief Executive Officer